EXHIBIT 10.67
FIRST AMENDMENT
TO THE
SECURITY AGREEMENT
      Commerce Energy, Inc. (Customer) and Tenaska Power Services Co. (“TPS”) are Parties to the Security Agreement effective August 1, 2005 (“Agreement”). Commerce Energy and TPS enter into this First Amendment to the Agreement (“First Amendment”) effective March 7, 2006 (“Effective Date”).
      WHEREAS, Customer and TPS are Parties to the Agreement;
      WHEREAS, the Parties desire to amend the Agreement to clarify the calculation of Customer’s Credit Exposure Ratio under the Agreement; and
      Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by both Parties, Customer and TPS hereby agree as follows:
FIRST AMENDMENT
1.	Unless otherwise defined in this First Amendment, capitalized terms used in this First Amendment shall have the same meaning as that Oven to such terms in the Agreement.

2.	The Parties agree to amend Section 6 (1)(iii) of the Agreement by inserting after the phrase “the current month,” and before the phrase “plus” the following language:
“, including the Current Mark-to-Market Value of each Transaction as calculated pursuant to the Master Agreement,”
3.	Unless expressly changed by this First Amendment, all other terms of the Agreement shall remain in full force and effect.
4.	This First Amendment may be executed in multiple counterparts, including facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
This First Amendment contains the entire agreement between the Parties with respect to the subject matter of this First Amendment and supersedes any previous understandings, commitments, or agreements, oral or written, with respect to such subject matter of this First Amendment.
      WHEREFORE, the Parties acknowledge and agree to this First Amendment effective as of the Effective Date.

COMMERCE ENERGY, INC

By:	/s/ Trudy Harper	By:	/s/ Steven S. Boss

NAME:	Trudy Harper	NAME:	Steven S. Boss
TITLE:	President	TITLE:	Chief Executive Officer

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